PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.   )

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WATSON PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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311 Bonnie Circle
Corona, California 92880

April 11, 2002

To Our Stockholders:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Watson Pharmaceuticals, Inc. The meeting will be held at the Westin South Coast Plaza Hotel located at 686 Anton Boulevard, Costa Mesa, California on Monday, May 20, 2002 at 9:00 a.m. local time.

The Secretary’s Notice of Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

We appreciate your continued interest and support as a Watson Pharmaceuticals, Inc. stockholder. We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the meeting. You may revoke your proxy and vote in person at the annual meeting if you so desire.

Sin	cerely,

/S/	ALLEN CHAO

Al	len Chao, Ph.D.,
Chairman of the Board,
Chief Executive Officer and President

WATSON PHARMACEUTICALS, INC.

311 Bonnie Circle
Corona, California 92880

2002 ANNUAL MEETING OF STOCKHOLDERS

MAY 20, 2002

PROXY STATEMENT

Notice of Annual Stockholders’ Meeting:

You are hereby notified that the 2002 Annual Meeting of Stockholders (the “Meeting”) of Watson Pharmaceuticals, Inc. (the “Company”) will be held at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California at 9:00 a.m. local time, on Monday, May 20, 2002, for the following purposes:

1.	To elect two (2) directors to hold office until the 2005 Annual Meeting or until their respective successors are duly elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2002.

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 21, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

You are urged to attend the Meeting in person. Whether or not you expect to be present in person at the Meeting, please vote, sign and date the enclosed proxy and return it in the envelope provided.

By	Order of the Board of Directors

/S/	ROBERT C. FUNSTEN

Ro	bert C. Funsten
Sec	retary

Corona, California
April 11, 2002

WATSON PHARMACEUTICALS, INC.

311 Bonnie Circle
Corona, California 92880

2002 ANNUAL MEETING OF STOCKHOLDERS

MAY 20, 2002

PROXY STATEMENT

General

This Proxy Statement and the accompanying proxy are furnished to stockholders of Watson Pharmaceuticals, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2002 Annual Meeting of Stockholders (the “Meeting”) to be held at the Westin South Coast Plaza Hotel, located at 686 Anton Boulevard, Costa Mesa, California at 9:00 a.m. local time, on May 20, 2002, for the purposes set forth in the accompanying Notice of Annual Stockholders’ Meeting. This Proxy Statement, the enclosed form of proxy, and the Company’s 2001 Annual Report to Stockholders are being mailed to stockholders on or about April 18, 2002.

Stockholders of record at the close of business on March 21, 2002 are entitled to notice of and to vote at the Meeting. On such date, there were outstanding 106,481,606 shares of the Company’s common stock, par value $0.0033 per share (the “Common Stock”). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

VOTING RIGHTS AND SOLICITATION OF PROXIES

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company. Following the original mailing of the proxies and other soliciting materials, employees of the Company will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting who will determine whether or not a quorum is present. In order to constitute a quorum for the conduct of business at the Meeting, shares representing a majority of the outstanding shares of Common Stock entitled to be cast at the Meeting must be represented in person or by proxy at the Meeting. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote.

A properly executed proxy will be voted in the manner directed by the stockholder submitting the proxy. If no direction is made, such proxy will be voted FOR the election of both nominees named under the caption “Election of Directors” as set forth therein as directors of the Company, and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditor. A stockholder may revoke its proxy in one of three ways at any time before the proxy is voted at the Meeting. First, the stockholder may send a notice in writing to the Secretary of the Company. Second, the stockholder may attend the Meeting in person and vote. Third, the stockholder may execute a proxy with a later date and deliver it to the Secretary of the Company.

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. If other proper matters are presented to the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Company’s Articles of Incorporation provide that the Board of Directors will be divided into three classes. One class is elected each year for a three-year term, expiring at the annual meeting. At the Meeting, two directors, who will comprise the Class I directors, are to be elected to serve until the 2005 Annual Meeting or until their successors are duly elected and qualified. Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting. The Class I directors who are nominated by the Board of Directors for directorship are Michael J. Fedida and Albert F. Hummel. The Class II directors, Ronald R. Taylor, Andrew L. Turner and Jack Michelson, are scheduled to serve as directors until the 2003 Annual Meeting. The Class III directors, Allen Chao, Ph.D., Michel J. Feldman and Fred G. Weiss are scheduled to serve as directors until the 2004 Annual Meeting. There are no vacant positions on the Board of Directors.

The enclosed proxy cannot be voted for a greater number of persons than two, which is the number of nominees in this proxy statement.

Information about the nominees for director and other directors whose term of office will continue after the Meeting is set forth in the following paragraphs, and is based on information provided to the Company as of March 21, 2002.

Nominees for Terms Expiring at the 2002 Meeting:

Michael J. Fedida	Director since 1995

Michael J. Fedida, 54, a registered pharmacist, has served for the past fourteen years as an officer and director of several retail pharmacies wholly or partially owned by him, including J&J Pharmacy and Classic Pharmacy since 1987; Perfect Pharmacy from 1980 to 2000; and Phoster Pharmacy from 1985 to 2000. Mr. Fedida served on the Board of Directors of Circa Pharmaceuticals, Inc. (“Circa”), from 1988 to 1995, at which time Circa was acquired by the Company.

Albert F. Hummel	Director since 1986

Albert F. Hummel, 57, has been a director of the Company since March 1986, except for a period from July 1991 to October 1991, and is currently a partner in Affordable Residential Communities, a property management firm. Additionally, Mr. Hummel is President of Pentech Pharmaceuticals, Inc., a development stage pharmaceutical company.

The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF BOTH NOMINEES.

Directors Whose Terms Expire In 2003:

Jack Michelson	Director since 2002

Jack Michelson, 67, has been a director of the Company since February 11, 2002 and has been a consultant to the Company since February 2001. Mr. Michelson served as an officer of G.D. Searle & Co., a pharmaceutical company, for twenty-four years, of which Mr. Michelson was Corporate Vice President and President, Technical Operations from 1993 to 2001; Senior Vice President of Technical Operations from 1981 to 1993; and Vice President of Production and Engineering from 1977 to 1981.

Ronald R. Taylor	Director since 1994

Ronald R. Taylor, 54, has been special partner of Enterprise Partners Venture Capital (“Enterprise Capital”), a venture capital firm since April 1, 2001, and was formerly a general partner of Enterprise Capital from April 1, 1998 to March 31, 2001. Mr. Taylor has also been a consultant to Cardinal Health, Inc., a provider of healthcare products and services, since May 1996. Mr. Taylor is a director of the San Diego Museum of Contemporary Art, the University of California San Diego Foundation, and Westcoast Hospitality Corporation, a hotel operating company.

Andrew L. Turner	Director since 1997

Andrew L. Turner, 55, is the founder of Sun Healthcare Group, Inc. (“Sun Healthcare”), an international long-term care provider, and has been the Chairman and Chief Executive Officer of Sun Healthcare since its formation in 1989. Sun Healthcare filed for Chapter 11 Bankruptcy in 1999. Mr. Turner is the President of Rio Ranchito, Inc., an equestrian company, and serves on the board of directors of The Sports Club Co., The Armand Hammer United World College, Ballantrae Healthcare, LLC, Enduracare, LLC, and Code Blue Staffing Solutions, LLC.

Directors Whose Terms Expire In 2004:

Allen Chao, Ph.D.	Director since 1985

Allen Chao, Ph.D., 56, a co-founder of the Company, has been Chief Executive Officer of the Company since 1985, Chairman since May 1996 and President since February 1998. Dr. Chao serves on the Board of Directors of Somerset Pharmaceuticals, Inc. (“Somerset”), a research and development pharmaceutical company, which is fifty percent (50%) owned by the Company. Dr. Chao also serves on the Board of Directors of Accuray, Inc., a developer of medical devices for the treatment of cancers.

Michel J. Feldman	Director since 1985

Michel J. Feldman, 59, is a member of the law firm of D’Ancona & Pflaum LLC, Chicago, Illinois, where he has practiced since June 1991. From time to time, D’Ancona & Pflaum LLC provides legal services to the Company. Mr. Feldman served as the Secretary of the Company from 1995 to 1998. Mr. Feldman is also a director of Neff Motivation, Inc., a manufacturer and marketer of award recognition products, and Planet Salvage, Inc., an internet based salvage autoparts software company. Mr. Feldman is also a director of Life Trustee of the Adler Planetarium and Museum; Board of the MIT Enterprise Forum of Chicago; Board of the Entrepreneurship Institute of Chicago; and Board of the Association for Corporate Growth-Chicago.

Fred G. Weiss	Director since 2000

Fred G. Weiss, 60, has been the managing director of FGW Associates, Inc., a consulting firm, since 1997. Mr. Weiss served as Vice President, Planning, Investment and Development of Warner-Lambert from 1983 to 1996 and prior to that served as Vice President and Treasurer of Warner-Lambert from 1979 to 1983, where he was involved in both strategic planning and corporate development. Mr. Weiss is also a director of numerous Merrill Lynch-sponsored mutual funds, BTG International PLC, Michael J. Fox Foundation for Parkinson’s Research, and Parkinson’s Action Network.

Board and Committee Meetings

The Board of Directors held fourteen meetings, and executed one unanimous written consent in lieu of a meeting, during the fiscal year ended December 31, 2001. Each director attended at least 75% of all Board of Directors and applicable Committee meetings.

The Company has an Audit Committee composed of Michel J. Feldman, Ronald R. Taylor, Andrew L. Turner, and Fred G. Weiss. All of the members of the Audit Committee have been determined by the Board of Directors to be “independent” as that term is defined in the New York Stock Exchange listing standards. The functions of the Audit Committee and its activities during Fiscal 2001 are described below under the heading Report of the Audit Committee. During the fiscal year ended December 31, 2001, the Audit Committee met six times. The primary duties of the Audit Committee in fulfilling its oversight responsibilities is to assist the Board of Directors by (i) serving as an independent and objective party to monitor the Company’s financial reporting process and internal control systems; (ii) reviewing and appraising the audit efforts of the Company’s independent auditor and internal auditing department; and (iii) providing an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department, and the Board of Directors.

The Board of Directors has reviewed, assessed the adequacy of, and approved, a formal written charter for the Audit Committee. The Board of Directors amended the Charter of the Audit Committee in 2001. The full text of the charter appears as Appendix A to this Proxy Statement.

The Company has a Compensation Committee composed of Michael J. Fedida, Ronald R. Taylor and Fred G. Weiss. The Compensation Committee met five times and executed fourteen unanimous written consents in lieu of meetings during the fiscal year ended December 31, 2001. The primary purpose of the Compensation Committee is to review, evaluate and approve senior executive compensation plans, policies and programs for the Company.

The Company has a Nominating Committee composed of Ronald R. Taylor, Andrew L. Turner and Fred G. Weiss. The Nominating Committee met one time during the fiscal year ended December 31, 2001. The primary duties of the Nominating Committee are to make recommendations concerning the organization, size and composition of the Board of Directors, propose nominees for election to the Board of Directors, and consider the qualifications of directors. The Nominating Committee will consider nominations of persons for election as directors that are submitted by stockholders in writing in accordance with certain requirements set forth in the Company’s bylaws.

DIRECTORS’ COMPENSATION

All Company directors who are not full-time employees of the Company received a director’s fee of $30,000 for 2001. In addition, directors are paid $1,000 for each Board of Directors meeting personally attended and $500 for each meeting attended telephonically. Directors are also paid $1,000 for each Committee meeting personally attended lasting more than half of a day or $500 for each Committee meeting personally attended lasting less than half of a day or for each Committee meeting telephonically attended. All directors are reimbursed for expenses incurred in connection with attending Board of Directors and Committee meetings. Michel J. Feldman’s law firm receives his director’s fees.

Following last year’s annual stockholders’ meeting of the Company, each non-employee director elected or re-elected at such meeting, received nonstatutory options to purchase 10,000 shares of the Common Stock multiplied by the number of years for which such director was elected or re-elected (the “Grants”). The purchase price is equal to 100% of the fair market value of the Common Stock on the date of the option grant. The Grants become exercisable at a rate of 10,000 shares after the completion of each full year of the director’s elected term. The following table sets forth the options granted under the Company’s 2001 Incentive Award Plan, as amended (the “Incentive Award Plan”) to non-employee directors of the Company from January 1, 2001 to December 31, 2001:

Name	Number of Shares Underlying Options Granted(1)	Exercise Price Per Share	Date of Grant
Michel J. Feldman	30,000	$48.4800	5/07/01
Fred G. Weiss	30,000	$48.4800	5/07/01

(1)	Reflects the amount of 10,000 shares for each year of the three year term to which the director was elected.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 2001 fiscal year all filing requirements applicable to its officers, directors and greater-than-10% beneficial owners were complied with.

HOLDINGS OF STOCKHOLDERS, DIRECTORS
AND EXECUTIVE OFFICERS

The following table sets forth, as of March 21, 2002, the name, address (where required) and holdings of each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, and the amount of Common Stock beneficially owned by each of the directors and Named Executive Officers (as defined under “Executive Compensation”) of the Company, and by all directors and executive officers (including Named Executive Officers) of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Barrow, Hanley, Mewhinney & Strauss	9,771,600	(2)	9.2%
One McKinney Plaza
3232 McKinney Avenue, 15th Floor
Dallas, TX 75204

Vanguard Windsor Funds-Windsor II Fund	8,390,100	(3)	7.9%
100 Vanguard Blvd
Malvern, PA 19355

Mellon Financial Corporation	5,584,676	(4)	5.2%
One Mellon Center
Pittsburgh, PA 15258

Allen Chao, Ph.D.	4,609,612	(5)	4.3%

Albert F. Hummel	504,768	(6)	*

Michael J. Fedida	66,600	(7)	*

Michel J. Feldman	61,000	(8)	*

Jack Michelson	—		*

Ronald R. Taylor	20,000	(9)	*

Andrew L. Turner	20,000	(9)	*

Fred G. Weiss	21,000	(10)	*

Michael E. Boxer	135,093	(11)	*

Donald A. Britt	19,750	(9)	*

Charles D. Ebert, Ph.D	85,782	(9)	*

Robert C. Funsten	71,624	(9)	*

All current directors and executive officers of the Company (15 persons)	7,715,285	(12)	7.1%

*	Represents less than 1%

(1)
Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of Common Stock reflected in this table. As of March 21, 2002, 106,481,606 shares of Common Stock were issued and outstanding.

(2)
Based upon a Schedule 13G filed with the SEC on February 8, 2002, Barrow, Hanley, Mewhinney & Strauss has sole power to vote 404,500 shares, shared power to vote or direct the vote of 9,367,100 shares, and sole power to dispose or direct disposition of 9,771,600 shares.

(3)
Based upon a Schedule 13G filed with the SEC on February 11, 2002, Vanguard Windsor Funds-Windsor II Fund has sole power to vote or direct to vote and shared power to dispose of or direct the disposition of 8,390,100 shares.

(4)
Based upon a Schedule 13G filed with the SEC on January 25, 2002, Mellon Financial Corporation and/or certain of its subsidiaries has the sole power to vote 4,513,156 shares, shared power to vote 219,525 shares, sole power to dispose of 5,316,428 shares, and shared power to dispose of 163,264 shares.

(5)
Includes 1,139,800 shares of Common Stock subject to options exercisable within 60 days of March 21, 2002, 1,518,661 shares of Common Stock held by Allen Chao Interests, Ltd., a partnership in which Dr. Chao is a controlling partner, 959,083 shares of Common Stock held by MAL Investment Company, a corporation of which Dr. Chao is a controlling stockholder, and 992,068 shares of Common Stock held by the Allen Chao and Lee Hwa Chao Family Trust.

(6)
Includes 480,536 shares of Common Stock subject to options exercisable within 60 days of March 21, 2002 and 24,232 shares of Common Stock held by Mr. Hummel. Mr. Hummel has exercisable options to purchase 264,000 and 132,000 shares of Common Stock which he acquired from Dr. Keith (a former director of the Company) and Dr. Wallace C. Snipes (a former officer of the Company), respectively.

(7)	Includes 58,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2002 and 8,600 shares of Common Stock held by Mr. Fedida.

(8)
Includes 60,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2002 and 1,000 shares of Common Stock held by Ercelle Feldman, the wife of Michel J. Feldman, for which Mr. Feldman disclaims beneficial ownership.

(9)	Comprises shares of Common Stock subject to options exercisable within 60 days of March 21, 2002.

(10)	Includes 20,000 shares of Common Stock subject to options exercisable within 60 days of March 21, 2002 and 1,000 shares of Common Stock held by Mr. Weiss.

(11)	Includes 134,672 shares of Common Stock subject to options exercisable within 60 days of March 21, 2002 and 421 shares of Common Stock held by Mr. Boxer.

(12)	See footnotes (5)-(11). Includes 1,996,371 options exercisable within 60 days of March 21, 2002.

PROPOSAL NO. 2—RATIFICATION OF SELECTION OF
INDEPENDENT AUDITOR

The firm of PricewaterhouseCoopers LLP has audited the books and records of the Company since its inception and the Board of Directors recommends that the stockholders ratify the selection of PricewaterhouseCoopers LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

The Company has been informed by PricewaterhouseCoopers LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders entitled to vote at the Meeting for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent auditor at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the Meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

PRICEWATERHOUSECOOPERS LLP’S FEES FOR FISCAL 2001

Audit Fees.    Audit fees billed to the Company by PricewaterhouseCoopers LLP with respect to the Fiscal 2001 financial statements were $446,000.

Financial Information Systems Design and Implementation Fees.    No services were performed by, or fees incurred to, PricewaterhouseCoopers LLP in connection with financial information systems design and implementation projects for Fiscal 2001.

All Other Fees.    All other fees billed by PricewaterhouseCoopers LLP with respect to Fiscal 2001 were $1,729,000. The Audit Committee believes that the provision of services rendered under “All Other Fees” is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the annual and long-term compensation for services rendered to the Company in all capacities for the fiscal years ended December 31, 2001, 2000 and 1999 of those persons who were, at December 31, 2001 (i) the chief executive officer, (ii) the other four most highly compensated executive officers whose annual salary and bonuses exceeded $100,000, or (iii) any other executive officer who would have qualified under sections (i) or (ii) of this paragraph but for the fact that the individual was not serving as an executive officer of the registrant at the end of the 2001 fiscal year (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

				Long-Term Compensation Awards
		Annual Compensation
				Securities Underlying Options	All Other Compensation
Name and Principal Position (1)	Year	Salary	Bonus
Allen Chao, Ph.D.	2001	$832,933	$0	300,000	$21,306
Chairman of the Board,	2000	750,000	0	200,000	19,350
Chief Executive Officer and President(1)(2)(3)	1999	710,133	0	100,000	16,618

Michael E. Boxer	2001	$338,569	$17,000	93,500	$13,231
Senior Vice President and	2000	279,250	17,500	23,750	5,606
Chief Financial Officer(1)(4)	1999	226,923	0	95,000	21,646

Donald A. Britt	2001	$306,750	$57,000	68,500	$22,988
Senior Vice President,	2000	98,077	0	114,844	1,113,813
Quality Assurance(1)(5)

Charles D. Ebert, Ph.D.	2001	$262,668	$15,000	55,000	$13,056
Senior Vice President,	2000	250,000	15,750	32,875	13,147
Research and Development(1)(2)(6)	1999	203,846	0	65,000	7,473

Robert C. Funsten	2001	$307,019	$15,000	92,500	$13,089
Senior Vice President,	2000	248,077	15,750	22,875	5,679
General Counsel and Secretary(1)(7)	1999	207,115	0	40,000	5,329

(1)	Dr. Chao, Mr. Boxer, Mr. Britt, Dr. Ebert, and Mr. Funsten have entered into employment agreements with the Company. Please refer to “Employment Agreements” below for details.

(2)
Drs. Chao and Ebert serve on the Board of Directors of Somerset Pharmaceuticals, Inc., a joint venture which is 50% owned by the Company. Dr. Chao has served on the Somerset Board of Directors since 1995 and received director fees of $12,000 in each of 2000 and 1999. Dr. Ebert has served on the Somerset Board of Directors since 2000 and received director fees of $12,000 in 2000. These fees to Drs. Chao and Ebert were not paid by the Company and so have not been included in the Summary Compensation Table.

(3)
Dr. Chao’s salary for 2001 includes $7,933 cash in lieu of accrued vacation. Other compensation to Dr. Chao in 2001, 2000 and 1999 includes the Company’s 401(k) contributions on his behalf, as well as car allowances of $7,800, $7,800 and $8,450, respectively.

(4)
Mr. Boxer’s salary for 2001 includes $3,369 cash in lieu of accrued vacation. Other compensation in 1999 paid to Mr. Boxer includes a portion of the imputed value of interest on an interest-free loan taken by Mr. Boxer from the Company in the amount of $600,000 for the purpose of purchasing a home. The loan was fully repaid in 1999. Other compensation paid to Mr. Boxer in 2001, 2000 and 1999 includes the Company’s 401(k) contributions on his behalf, as well as a car allowance in 2001 of $7,200.

(5)
Mr. Britt became an officer of the Company effective August 28, 2000. Base salary for 2000 reflects a partial year of service to the Company. Other compensation paid to Mr. Britt during 2000 was paid as a result of a one-time retention bonus and non-compete payment in connection with the Company’s acquisition of Schein Pharmaceutical, Inc. Other compensation paid to Mr. Britt in 2001 and 2000 includes car allowances of $16,572 and $5,737, respectively.

(6)
Dr. Ebert became an officer of the Company effective June 16, 1999. Dr. Ebert’s salary for 2001 includes $7,320 cash in lieu of accrued vacation. Dr. Ebert’s salary for 2000 includes $4,500 cash in lieu of accrued vacation and $13,000 for cancellation of a life insurance policy issued to Dr. Ebert in 1993. Other compensation to Dr. Ebert in 2001, 2000 and 1999 includes the Company’s 401(k) contributions on his behalf, as well as a car allowance in 2001 of $7,200 and a reimbursement in 2000 of $7,313 for relocation expenses.

(7)
Mr. Funsten’s salary for 2001 includes $8,481 cash in lieu of accrued vacation. Other compensation to Mr. Funsten in 2001, 2000 and 1999 includes the Company’s 401(k) contributions on his behalf, as well as a car allowance in 2001 of $7,200.

Employment Agreements

The Company has entered into employment agreements with each of the Named Executive Officers. Each of the agreements provide for (i) an annual base salary; (ii) eligibility to receive a bonus targeted at 25% (in the case of Mr. Britt, 30%) of the Executive’s then current salary; (iii) annual increases to the base salary and determination of bonuses at the discretion of the Chief Executive Officer of the Company or the Compensation Committee, as appropriate; and (iv) stock option grants as determined by the Compensation Committee in accordance with the policies regarding stock option grants to Executive employees generally (See “Report of the Compensation Committee on Executive Compensation”).

Each Executive’s employment may be terminated at any time with or without cause, or by reason of death or disability, or each Executive may voluntarily resign at any time with or without good reason. In the event of termination of employment for reasons other than death, disability, cause or without good reason, the Company will provide Executive with severance pay and benefits (the “Severance Benefits”) consisting of: (a) a lump sum severance payment, subject to standard withholdings or deductions, in an amount equal to the sum of: (i) twenty-four (24) months of Executive’s then base salary; (ii) two times Executive’s target bonus to be earned for the year in which termination occurs or two times the bonus amount paid to the Executive in the prior year, whichever is greater; and (iii) Executive’s prorated bonus (based on Executive’s target bonus amount) for the year in which the termination occurs; (b) continued group health insurance benefits (e.g., medical, dental, vision, etc.) for Executive and Executive’s eligible dependents for a period of up to eighteen (18) months under COBRA, and if Executive is not covered under the Company’s group health insurance plan at the end of eighteen (18) months, the Company will use its best efforts to provide Executive and Executive’s eligible dependents with comparable health insurance coverage for an additional period of up six (6) months, but the Company will not be obligated to pay more than one hundred fifty percent (150%) of the cost of COBRA coverage for such comparable coverage; provided, however, that in any event the Company’s obligation to provide any health benefits ends when Executive becomes eligible for health insurance with a new employer; and (c) outplacement services for one year with a nationally recognized service selected by the Company. In the event of a change of control of the Company and if Executive is terminated without cause or Executive resigns for good reason within ninety (90) days prior to or twenty-four (24) months following such change of control, the Company will provide to Executive the Severance Benefits and any unvested options held by Executive will become one hundred percent (100%) vested and immediately exercisable as of the date of termination. The Executive is also entitled to receive a gross-up payment on any payments made to the Executive that are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

Options

The following table sets forth certain information concerning individual grants of stock options made during the year ended December 31, 2001 to each Named Executive Officer of the Company who received such a grant under the Incentive Award Plan:

Option Grants in Last Fiscal Year
Individual Grants(1)

	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year(2)	Exercise or Base Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name					5%	10%
Allen Chao, Ph.D.	100,000	1.76%	$54.1600	2/12/11	$3,406,093	$8,631,709
	100,000	1.76%	$56.0000	2/21/11	$3,521,810	$8,924,958
	100,000	1.76%	$31.4700	12/27/09	$1,502,552	$3,598,874
Michael E. Boxer	30,000	0.53%	$48.3125	1/12/11	$911,504	$2,309,930
	8,500	0.15%	$48.8500	4/04/11	$261,133	$661,762
	15,000	0.26%	$64.1800	7/27/11	$605,437	$1,534,296
	40,000	0.70%	$27.8800	11/15/09	$566,144	$1,324,204
Donald A. Britt	3,500	0.06%	$48.8500	4/04/11	$107,525	$272,490
	30,000	0.53%	$49.4500	5/08/11	$932,965	$2,364,317
	10,000	0.18%	$64.1800	7/27/11	$403,625	$1,022,864
	25,000	0.44%	$27.8800	11/15/09	$353,840	$827,628
Charles D. Ebert, Ph.D.	7,500	0.13%	$48.8500	4/04/11	$230,411	$583,907
	15,000	0.26%	$64.1800	7/27/11	$605,437	$1,534,296
	40,000	0.70%	$27.8800	11/15/09	$566,144	$1,324,204
Robert C. Funsten	30,000	0.53%	$48.3125	1/12/11	$911,504	$2,309,930
	7,500	0.13%	$48.8500	4/04/11	$230,411	$583,907
	15,000	0.26%	$64.1800	7/27/11	$605,437	$1,534,296
	40,000	0.70%	$27.8800	11/15/09	$566,144	$1,324,204

(1)
Options generally have a 10-year term. The exercise price of the options granted is equal to the fair market value of the Company’s Common Stock on the date of grant. Options generally either (i) vest by one-third each year beginning on the first anniversary of the date of grant, therefore, becoming 100% vested on the third anniversary of the date of grant; or (ii) vest by one-fifth each year beginning on the first anniversary of the grant date, therefore, becoming 100% vested on the fifth anniversary of the date of grant.

(2)	Based on approximately 5,682,095 options granted by the Company during the year ended December 31, 2001 to employees of the Company, including the Named Executive Officers.

(3)
The assumed annual rates of stock price appreciation of 5% and 10% are set by the Securities and Exchange Commission’s rules and are not intended as a forecast of possible future appreciation in stock prices. There is no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the ten year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option period, no value will be realized from the option grants made to the Named Executive Officers.

Option Exercises and Fiscal Year-End Values

The following table sets forth certain information with respect to each Named Executive Officer concerning the exercise of options during the fiscal year ended December 31, 2001, as well as unexercised options held as of the end of such fiscal year.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

Name	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at December 31, 2001			Value of Unexercised In-the-Money Options at December 31, 2001(2)
			Exercisable	/	Unexercisable	Exercisable	/	Unexercisable
Allen Chao, Ph.D.	0	$0	979,800		550,000	$13,894,772		$140,300
Michael E. Boxer	0	$0	104,489		207,761	$0		$140,400
Donald A. Britt	0	$0	12,000		116,500	$0		$87,750
Charles D. Ebert, Ph.D.	5,986	$245,307	66,095		125,437	$44,188		$140,400
Robert C. Funsten	0	$0	52,937		152,438	$0		$140,400

(1)	Determined by calculating the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of the options.

(2)
Based on the closing sales price of the Common Stock ($31.39) on the New York Stock Exchange on December 31, 2001, minus the exercise price of the in-the-money option, multiplied by the number of shares to which the in-the-money option relates.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

This Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Exchange Act, except to the extent that the Company specifically incorporates the information contained herein by reference, and shall not otherwise be deemed filed under those Acts.

The Compensation Committee of the Board of Directors is responsible for determining the compensation policies for the senior executive officers of the Company, including Dr. Allen Chao, its Chief Executive Officer, and the actual compensation of Dr. Chao. The Compensation Committee considers the recommendations of the Chief Executive Officer in determining the actual compensation of the senior executive officers of the Company, other than the Chief Executive Officer. The Compensation Committee also administers the Incentive Award Plan.

Compensation Philosophy

The Company does business in a highly competitive and dynamic industry. The Company’s continued success in such an environment depends, in large part, on its ability to attract and retain talented senior executives. The Company must provide executives with long- and short-term incentives to maximize corporate performance, and reward successful efforts to do so. As a result, the Committee’s compensation policies are designed to:

1.	provide a competitive level of compensation to attract and retain talented management;

2.	reward senior executives for corporate performance by linking a substantial portion of total compensation to the achievement of measurable performance objectives; and,

3.	align the interests of senior executives with the stockholders in order to maximize stockholder value.

The Committee’s goal is to provide a competitive compensation package based on a review of publicly available information about the compensation paid to similarly situated executives of selected pharmaceutical companies (the “Peer Group”). The Committee believes that a substantial portion of compensation should be tied to the attainment of long- and short-term objectives.

To achieve these compensation objectives, the Committee has developed a compensation philosophy for senior executive officers consisting of base salary, a contingent bonus arrangement tied to after-tax earnings or other goals and awards of stock options.

Executive Compensation

From time to time, the Committee conducts a review of the executive compensation paid by members of the Peer Group. The Committee reviews the salary data for the average and median levels of compensation. However, the Committee does not rely exclusively on statistical compilations. Certain members of the Peer Group reviewed are considered to be very similar to the Company in terms of market capitalization, length of time as a publicly held company, number of employees, and overall prospects for short- and long-term growth. The compensation paid by these Peer Group companies is given substantially more weight in setting base compensation. In prior years, the Committee has raised the compensation levels of its senior executives to competitive levels in relation to the other members of the Peer Group.

The Company’s compensation program for senior executive officers consists of three key elements:

•	base salary;

•	contingent bonus arrangements tied to after-tax earnings or other goals; and

•	periodic awards of stock options.

The Compensation Committee considers the recommendations of the Chief Executive Officer in determining the base salaries, and adjustment to base salaries, bonuses and stock option grants for the Company’s senior executive officers, other than the Chief Executive Officer.

Base Salary

A significant component of senior executive officer compensation is base salary. Base salaries for senior executive officers are reviewed annually by the Compensation Committee based upon a variety of factors, including individual performance, general levels of market salary increases and the Company’s overall financial results.

Bonus Compensation

The Committee awards annual bonuses to the Company’s senior executive officers based, among other things, on the Company’s financial performance, including after-tax earnings. As a result, senior executive officers have a team incentive to both enhance the Company’s financial performance and perform at the highest level.

Stock Options

The Committee believes that stock options provide a valuable tool for aligning the interests of management with stockholders and focusing management’s attention on the long-term growth of the Company. In addition, the Committee believes that the awarding of stock options is essential to attract and maintain the talented professionals and managers needed to ensure the continued success of the Company. Accordingly, the Committee expects to continue granting options.

Policy on Deductibility of Compensation

The Internal Revenue Code provides a $1,000,000 deduction limit on compensation paid to the reporting executives of publicly held corporations. An exception to the limit applies to certain types of performance-based awards granted under plans approved by the Company’s stockholders, which may include stock options. The options granted under the Company’s Incentive Award Plan generally complies with these performance-based compensation requirements.

The Committee’s policy is to qualify bonus and option grants for the performance-based compensation exception to the $1,000,000 deduction limitation whenever possible.

Chief Executive’s Compensation

For the year ended December 31, 2001, Dr. Chao received an annual base salary of $825,000. The Compensation Committee awarded Dr. Chao no cash bonus in 2002 for the 2001 fiscal year. The Compensation Committee has granted Dr. Chao in 2002 options to purchase 200,000 shares of Common Stock, of which 100,000 option shares were granted as a special grant in recognition of Dr. Chao’s performance in the 2001 fiscal year. In 2001, the Compensation Committee granted options to Dr. Chao to purchase a total of 300,000 shares of Common Stock. Based on its compensation review and the Compensation Committee’s compensation philosophy, and taking into account the Company’s actual and projected revenues and income, the Compensation Committee has determined that Dr. Chao’s 2002 annual base salary will be increased to $890,000. In addition, the Compensation Committee has decided that a formula should be used in determining the 2002 cash bonus for Dr. Chao. For 2002, Dr. Chao will be eligible to receive a cash bonus of up to $890,000, of which up to $500,000 will be determined based upon the Company satisfying certain established earnings per share goals for the 2002 fiscal year, and up to $390,000 will be at the discretion of the Compensation Committee. Whether or not this discretionary bonus will be paid will be determined by the Compensation Committee after the end of 2002, based on factors determined by the Compensation Committee.

Conclusion

The Compensation Committee will continue to establish base compensation at levels that are competitive with selected members of the Peer Group. The Compensation Committee intends for performance compensation to constitute a substantial portion of overall compensation, and for compensation to be linked to the achievement of the Company’s short- and long-term goals as established by the Company. The Compensation Committee intends to create incentives at the levels necessary to maintain above-average performance within the Company’s industry.

Submitted on March 26, 2002, by the members of the Compensation Committee of the Board of Directors.

Mi	chael J. Fedida
Ro	nald R. Taylor
Fre	d G. Weiss

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

The Compensation Committee, which is responsible for the compensation policies of the Company with respect to its executive officers was comprised during the fiscal year ended December 31, 2001 of Michael J. Fedida, Ronald R. Taylor and Fred G. Weiss, none of whom is an employee of the Company. In addition, none of these individuals serves as a member of the board of directors or on the compensation committee of any company that has an executive officer serving on our board of directors or its compensation committee.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the percentage change in the cumulative total stockholder return on the Company’s Common Stock during the period from December 31, 1996 through December 31, 2001, with the cumulative total return on the Standard & Poor’s (“S&P”) 500 Composite Index, and the Dow Jones Pharmaceutical Index over the same period. The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates the information contained therein by reference, and shall not otherwise be deemed filed under such Acts.

Comparison of Five Year Cumulative Total Return Among
Watson Pharmaceuticals, Inc.,
the S&P 500 Composite Index, and the Dow Jones Pharmaceutical Index

	12/31/96	12/31/97	12/31/98	12/31/99	12/29/00	12/31/01
Watson Pharmaceuticals, Inc. Common Stock	100.00	144.37	279.83	159.39	227.82	139.71
S&P 500 Composite Index	100.00	133.36	171.47	207.56	188.66	166.24
Dow Jones Pharmaceutical Index	100.00	154.21	229.26	206.54	286.48	239.36

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee of the Board of Directors is comprised of independent directors as required by the listing standards of the New York Stock Exchange. During Fiscal 2001, the Audit Committee of the Board of Directors updated the charter for the Audit Committee, which is reviewed and approved annually following the Annual Stockholders’ Meeting or at such other times as deemed appropriate by the Audit Committee. The complete text of the charter is reproduced in Appendix A to this proxy statement.

As set forth in more detail in the charter, the Audit Committee’s primary function is to assist the Board of Directors in fulfilling its oversight responsibilities and its primary duties fall into three broad categories which are to:

1.	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems.

2.	Review and appraise the audit efforts of the Company’s independent auditor and internal auditing department.

3.	Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met six times during Fiscal 2001.

In overseeing the preparation of the Company’s financial statements, the Audit Committee met with both management and the Company’s independent auditor to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. The Audit Committee’s review included discussion with the independent auditor of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Finally, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the independent auditor.

The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in the matters involving auditing or accounting. In the performance of their duties, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditor.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that it approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the SEC.

Submitted on March 26, 2002, by the members of the Audit Committee of the Board of Directors.

Mi	chel J. Feldman
Ro	nald R. Taylor
An	drew L. Turner
Fre	d G. Weiss

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases a portion of its facilities from a trust and other entities of which Drs. Chao and Hsia, and certain family members, are among the beneficiaries. The aggregate rental expense for 2001, 2000 and 1999 was $388,239, $373,000 and $360,000, respectively.

Mr. Feldman is a member of the law firm of D’Ancona & Pflaum LLC, which, from time to time, provides legal services to the Company.

STOCKHOLDERS’ PROPOSALS FOR THE 2003 ANNUAL MEETING

The Company expects to hold the 2003 Annual Meeting of Stockholders on May 19, 2003. Under Rule 14a-8 of the Exchange Act, stockholder proposals to be included in the proxy statement for the 2003 Annual Meeting of Stockholders must be received by the Company’s Secretary at its principal executive offices no later than December 7, 2002 and must comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, the Company’s Bylaws provide that for a stockholder proposal to be acted upon at an annual meeting of stockholders, the stockholder must deliver written notice to the Secretary of the Company at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, the stockholder must provide written notice to the Secretary of the Company no later than March 11, 2003 and no earlier than February 19, 2003 in order to provide timely notice. Such notice must contain information required in the Company’s Bylaws.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

By	Order of the Board of Directors

/S/	ROBERT C. FUNSTEN

Ro	bert C. Funsten
Sec	retary

Corona, California
April 11, 2002

Appendix A

WATSON PHARMACEUTICALS, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I.    PURPOSE

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Watson Pharmaceuticals, Inc. (the “Company”) in fulfilling its oversight responsibilities by:

•	serving as an independent and objective party to monitor the Company’s financial reporting process and internal control systems;

•	reviewing and appraising the audit efforts of the Company’s independent auditor and internal auditing department; and

•	providing an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department, and the Board.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

The Committee’s responsibility is oversight. Management of the Company has the responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and other procedures. It is recognized that the members of the Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting, including in respect of auditor independence. As such, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operation and are in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s Code of Conduct. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent auditor) from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the independent auditor as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the independent auditor to the Company.

II.    COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Composition of the Committee will also satisfy the requirements of Section 303.00 of the Listed Company Manual of the New York Stock Exchange.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The members of the Committee shall be elected by the Board and serve at its pleasure for such term or terms as it shall determine.

III.    MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The agenda for each meeting shall be prepared by the Secretary of the Committee and, whenever reasonably practicable, circulated to each member prior to the meeting date. As part of its job to foster open communication, the Committee may meet with management, the head of the internal auditing department and the independent auditor in separate executive sessions (as appropriate) to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent auditor and management quarterly to review the Company financials consistent with Section V.4 below.

IV. PROCEDURAL	MATTERS

A majority of the then acting members of the Committee shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. Unless the Board elects a Chairperson, the members of the Committee may designate a Chairperson by majority vote. The Committee will meet at such times as shall be determined by its Chairperson, or upon the request of any two of its members. The Chairperson will preside, when present, at all meetings of the Committee. The Committee will keep a record of its meetings and report on them to the Board. The Committee may meet by telephone or video conference and may take action by written consent.

V.    RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.	Review and reassess the adequacy of this Charter periodically as appropriate and as conditions dictate, and recommend any proposed changes to the Board for approval.

2.
Review the Company’s annual financial statements and, as appropriate, any material reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditor in compliance with Statement on Auditing Standards No. 61, as amended.

3.	Review the regular internal reports to management prepared by the internal auditing department and management’s response.

4.
Review with management and the independent auditor, in compliance with Statement on Auditing Standards No. 61, as amended, the quarterly financial statements set forth in the Company’s Form 10-Q prior to its filing or prior to the release of earnings. The Chairperson of the Committee may represent the entire Committee for the purposes of this review.

5.
Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

6.	Discuss with the national office of the independent auditor issues on which it was consulted by the Company’s audit team and matters of audit quality and consistency.

Independent Auditor

7.
Recommend to the Board the selection of the independent auditor, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent auditor. On at least an annual basis, the Committee should review and discuss with the independent auditor all significant relationships the auditor has with the Company to determine the auditor’s independence.

8.
Review and evaluate the performance of the independent auditor, evaluate with the Board whether it is appropriate to adopt a policy of rotating independent auditor on a regular basis, and approve any proposed discharge and replacement of the independent auditor when circumstances warrant. The independent auditor is responsible to the Board and to the Committee for such independent auditor’s audit or accounting of the financial statements of the Company.

9.	Periodically consult, as appropriate, with the independent auditor out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

10.
Review and ensure that independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1.

11.
Discuss with independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and, if necessary, recommend that the Board take appropriate action in response to the independent auditor’s report in order to satisfy itself of the auditor’s independence.

12.	Review the experience and qualification of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

13.
If applicable, the Committee shall consider whether the independent auditor’s provision of (i) information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and (ii) other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

14.	Approve the retention of the independent auditor for any non-audit service and the fee for such service.

Financial Reporting Processes

15.	In consultation with the independent auditor and the internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

16.	Consider the independent auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

17.
Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices proposed by management. Discuss with the independent auditor any significant changes in auditing standards or their audit scope. Consider and approve, if appropriate, any changes to the auditing practices of the internal auditing department.

Process Improvement

18.
Establish regular and separate systems of reporting to the Committee by each of management, the independent auditor and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

19.
Following completion of the annual audit, review separately, as appropriate, with each of management, the independent auditor and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

20.	Review any significant disagreement among management and the independent auditor or the internal auditing department in connection with the preparation of the financial statements.

21.
Review with the independent auditor, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

22.	Approve and review periodically a Code of Conduct regarding legal compliance and ethical business practices and ensure that management has established a system to enforce this Code.

23.
Review management’s monitoring of the Company’s compliance with the organization’s Code of Conduct and ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

24.	Review activities, organizational structure, and qualifications of the internal audit department.

25.	Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

26.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

27.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

28.	Recommend to the Board guidelines for the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account.

29.	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

WATSON PHARMACEUTICALS, INC.
311 BONNIE CIRCLE
CORONA, CALIFORNIA 92880
PROXY – SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS – MAY 20, 2002

The undersigned hereby appoints Allen Chao, Ph.D. and Robert C. Funsten, or either of them, as proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Stockholders of WATSON PHARMACEUTICALS, INC. to be held on May 20, 2002, and any adjournments or postponements thereof, with respect to the following.

A majority of the proxies or substitutes present at the meeting, or if only one person shall be present then that one, may exercise all powers granted hereby.

(PLEASE SIGN ON THE REVERSE SIDE)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
WATSON PHARMACEUTICALS, INC.

May 20, 2002

ê    Please Detach and Mail in the Envelope Provided    ê

☒	Please mark your votes as in this example.

		VOTE FOR both nominees (except as indicated to the contrary below)	VOTE WITHHELD from both nominees

1.	Election of the following nominees as Directors:	☐	☐	NOMINEES:	Michael J. Fedida Albert F. Hummel

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the following space:

		FOR	AGAINST	ABSTAIN
2.	Approval of the selection of PricewaterhouseCoopers LLP as independent auditor for the 2002 fiscal year.	☐	☐	☐

THIS PROXY IF PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. THE COMPANY’S DIRECTORS RECOMMEND A VOTE FOR BOTH PROPOSALS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND WILL BE VOTED FOR APPROVAL OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITOR. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY IN THE ENVELOPE PROVIDED.

Signature or Signature(s)                                                                                                                                                                                                                  Date__________

NOTE:
Please date and sign above exactly as your name or names appear hereon. If more than one name appears, all should sign. Joint owners each sign personally. Corporate proxies should be signed in full corporate name by an authorized officer and attested. Persons signing in a fiduciary capacity should indicate their full title and authority.